                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  SCHEDULE 14A
                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Under Rule 14a-12


                                DEB SHOPS, INC.
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:


       ----------------------------------------------------------------------

    5) Total fee paid:


       ----------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

                      [DEB SHOPS LOGO --- GRAPHIC OMITTED]



                  9401 Blue Grass Road, Philadelphia, PA 19114
                                 (215) 676-6000


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                 To be held on
                             Thursday, May 29, 2003
                                 at 10:00 a.m.
TO THE SHAREHOLDERS:

   NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of DEB SHOPS, INC., a Pennsylvania corporation (the "Company"), will be held on Thursday, May 29, 2003 at 10:00 a.m. at the offices of the Company, 9401 Blue Grass
Road, Philadelphia, Pennsylvania. The purposes of the meeting are to:

          1. Elect six directors to serve until the next Annual Meeting of Shareholders and until the election and qualification of their respective successors; and

          2. Transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

   Information concerning such matters is set forth in the following Proxy Statement.

   April 10, 2003 is the Record Date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting or any adjournments or postponements thereof.

   The accompanying form of Proxy is solicited by the Board of Directors of the Company. Even if you are planning to attend the Annual Meeting in person, please complete, date, sign and return the enclosed Proxy.


               By Order of the Board of Directors of the Company




WARREN WEINER, Secretary                              MARVIN ROUNICK, President



Dated: May 9, 2003

                      [DEB SHOPS LOGO --- GRAPHIC OMITTED]



                  9401 Blue Grass Road, Philadelphia, PA 19114

                              --------------------
                                PROXY STATEMENT
                              --------------------
                  ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON
                                  MAY 29, 2003
                              --------------------

   This Proxy Statement is submitted with the attached Notice (the "Notice") of Annual Meeting of Shareholders of DEB SHOPS, INC. (the "Company") to be held on Thursday, May 29, 2003 at 10:00 a.m., at the offices of the Company, 9401 Blue Grass Road, Philadelphia, Pennsylvania. The form of Proxy is enclosed. This Proxy Statement is first being sent or given to shareholders of the Company on or about May 9, 2003.

   The Board of Directors of the Company does not intend to bring any matter before the Annual Meeting except as specifically indicated in the attached Notice and does not know of anyone else who intends to do so. If any other matters properly come before the Annual Meeting, however, the persons named in the enclosed Proxy, or their duly constituted substitutes, will be authorized to vote or otherwise act thereon in accordance with their judgment on such matters.

                             REVOCABILITY OF PROXY


   A Proxy executed in the form enclosed may be revoked at any time prior to its exercise by notifying the Secretary of the Company in writing, by delivering a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

                        PERSONS MAKING THE SOLICITATION

   The accompanying Proxy is being solicited on behalf of the Board of Directors of the Company. In addition to mailing the proxy materials, solicitation may be made in person or by telephone or telegraph by directors, officers or regular employees of the Company or of its subsidiaries, none of whom will receive additional compensation in connection with such solicitation. The expense of the solicitation of Proxies for the Annual Meeting will be borne by the Company. The Company will request banks, brokers and other nominees to forward proxy materials to beneficial owners of the Company's common stock, $0.01 par value per share ("Common Stock"), held by them, and will reimburse such banks, brokers and other nominees for their reasonable out-of-pocket expenses in doing so.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF


   The holders of record of the Common Stock of the Company at the close of business on April 10, 2003 (the "Record Date") will be entitled to notice of and to vote on all matters presented for vote at the Annual Meeting. At the close of business on April 10, 2003, the total number of outstanding shares of Common Stock was 13,684,900. Each share of Common Stock will be entitled to one vote on all business to come before the Annual Meeting on which a vote is taken. The presence, in person or by proxy, of shareholders entitled to cast a majority of the votes which all shareholders are entitled to cast is necessary for a quorum to be present at the Annual Meeting. Abstentions and broker non-votes are counted for purposes of determining whether a quorum is present at the Annual Meeting.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   The following table sets forth certain information, as of April 10, 2003, regarding the shares of each class of equity securities of the Company owned by (i) each person who is known to the Company to be the beneficial owner of more than 5% of any class of the Company's voting securities, (ii) each director, (iii) the Chief Executive Officer and each of the four other most highly compensated executive officers of the Company during the last fiscal year whose salary and bonus exceeded $100,000 (the "Named Executive Officers"), and (iv) all directors and executive officers of the Company as a group.

                                     Amount and
                                     Nature of
Name and Address of                  Beneficial                                   Percent
Beneficial Owner (1)                 Ownership             Title of Class        of Class
--------------------                 ---------             --------------        --------
Marvin Rounick (2)                   3,908,756(3)(11)      (Common Stock              28.4%
9401 Blue Grass Road                       230             Non-Voting Series A        50.0%
Philadelphia, PA 19114                                     Preferred Stock

Judy Rounick                           693,736(4)          Common Stock                5.1%
9401 Blue Grass Road
Philadelphia, PA 19114

Warren Weiner                        2,775,464(5)(11)      (Common Stock              20.2%
9401 Blue Grass Road                       230             Non-Voting Series A        50.0%
Philadelphia, PA 19114                                     Preferred Stock

Penny Weiner                         1,516,438(6)          Common Stock               11.1%
9401 Blue Grass Road
Philadelphia, PA 19114

Barry H. Frank                       1,633,982(7)(11)      (Common Stock              11.9%
One Liberty Place
1650 Market Street
Philadelphia, PA 19103-7393

Robert Shein                         1,629,732(7)(8)       (Common Stock              11.9%
896 Roscommon Road
Bryn Mawr, PA 19010

Jack A. Rounick (2)                    947,334(9)(11)      (Common Stock               6.9%
3 Penn Court
325 Swede Street
Norristown, PA 19404

Stuart H. Savett                       751,000(10)         Common Stock                5.5%
3200 Mellon Bank Center
1735 Market Street
Philadelphia, PA 19103-7595

Barry H. Feinberg                        5,000(11)         Common Stock           Less than 1%

Ivan Inerfeld                            5,000(11)         Common Stock           Less than 1%

Allan Laufgraben                       150,000(11)         Common Stock                1.1%

Barry Vesotsky                          50,000(11)         Common Stock           Less than 1%

Lewis Lyons                             36,500(11)         Common Stock           Less than 1%

All Directors and                    9,550,356(11)(12)     Common Stock               68.3%
 Officers as a Group                       460             Non-Voting Series A       100.0%
 (13 persons)                                              Preferred Stock

                                                  [footnotes on following page]

---------------
(1) Addresses are included for beneficial owners of more than 5% of the Common Stock of the Company.

(2)   Marvin Rounick and Jack A. Rounick are brothers.

(3) Marvin Rounick has sole voting and dispositive power with respect to 3,140,020 shares of Common Stock (23.0% of the class), and shared voting and dispositive power with Judy Rounick, his wife, with respect to the remaining 693,736 shares of Common Stock (5.1% of the class). See note
      (4) below. The foregoing table does not include 750,000 shares of Common Stock (5.5% of the class) held by a trust of which Mr. Rounick is the sole beneficiary, but as to which neither Mr. nor Mrs. Rounick has voting or dispositive power. See notes (9) and (10) below.

(4) Judy Rounick has shared voting and dispositive power with Marvin Rounick, her husband, with respect to these shares. See note (3) above.

(5) Warren Weiner has sole voting and dispositive power with respect to 1,147,766 shares of Common Stock (8.4% of the class) and shared voting and dispositive power with Penny Weiner, his wife, with respect to 1,516,238 shares of Common Stock (11.1% of the class). See note (6) below. The table also includes 25,000 shares of Common Stock held by trusts for the benefit of Mr. Weiner's nephew and nieces, as to which Mr. Weiner has sole voting and dispositive power as trustee, and 200 shares of Common Stock held by a trust for the benefit of Mr. Weiner's granddaughter, as to which Mr. and Mrs. Weiner share voting and dispositive power as trustees. The foregoing table does not include 605,504 shares of Common Stock (4.4% of the class) held by a trust of which Mr. Weiner is the sole beneficiary, or 1,023,478 shares of Common Stock (7.5% of the class) held by a trust of which Mrs. Weiner is the sole beneficiary, but as to which neither Mr. nor Mrs. Weiner has voting or dispositive power. See note (7) below. The table includes 11,260 shares of Common Stock to which Mr. Weiner may become entitled under the Company's 401(k) Plan.

(6) Penny Weiner has shared voting and dispositive power with Warren Weiner, her husband, with respect to these shares. See note (5) above.

(7) Includes 1,628,982 shares held by trusts for the benefit of Mr. or Mrs. Warren Weiner, of which Messrs. Frank and Shein share voting and dispositive power as co-trustees. Messrs. Frank and Shein disclaim beneficial ownership of these shares.

(8) Includes 750 shares held by a child of Mr. Shein as to which he disclaims beneficial ownership.

(9) Jack A. Rounick has sole voting and dispositive power with respect to 35,434 shares of Common Stock. Mr. Rounick also has shared voting and dispositive power, with Noreen Rounick, his wife, with respect to 156,900 shares of Common Stock (1.2% of the class). The table also includes 750,000 shares of Common Stock (5.5% of the class) held by a trust for the benefit of Marvin Rounick, in which Jack Rounick shares voting and dispositive power as a co-trustee with Stuart Savett; Mr. Rounick disclaims beneficial ownership of these shares.

(10) Includes 750,000 shares of Common Stock (5.5% of the class) held by a trust for the benefit of Marvin Rounick, in which Mr. Savett shares voting and dispositive power as a co-trustee with Jack A. Rounick; Mr. Savett disclaims beneficial ownership of such shares.

(11) Beneficial ownership has been determined pursuant to Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and therefore, includes shares of Common Stock covered by options granted to officers and directors pursuant to the Deb Shops, Inc. Incentive Stock Option Plan, As Amended and Restated Effective January 1, 2002 (the "Stock Option Plan") which are currently exercisable or are exercisable within 60 days of April 10, 2003 as follows: Mr. M. Rounick - 75,000, Mr. Weiner - 75,000, Mr. Laufgraben - 50,000, Mr. Vesotsky - 25,000, Mr. Lyons - 15,000, Mr. J. Rounick - 5,000, Mr. Frank - 5,000, Mr. Feinberg
      - 5,000 and Mr. Inerfeld - 5,000; all Directors and Executive Officers as a group (13 persons) - 288,000.

(12)  See prior footnotes.

                             ELECTION OF DIRECTORS


   Six directors will be elected to hold office subject to the provisions of the Company's By-Laws until the next Annual Meeting of Shareholders and until their respective successors are duly elected and qualified.

   The following table sets forth the name, age, position with the Company and respective service dates of each person who has been nominated to be a director of the Company.

Name                                 Age              Position with the Company                Since
----                                 ---              -------------------------                -----
Marvin Rounick...................    63    Director, President and Chief Executive Officer      1973

Warren Weiner....................    59    Director, Executive Vice President, Secretary        1973
                                             and Treasurer

Jack A. Rounick..................    67    Director, Assistant Secretary                        1973

Barry H. Feinberg................    57    Director                                             1989

Barry H. Frank...................    64    Director                                             1989

Ivan Inerfeld....................    62    Director                                             2000


   Marvin Rounick and Jack A. Rounick are brothers.

   A plurality of the votes cast by all shareholders entitled to vote with respect to the election of directors at the Annual Meeting is required for the election of directors. Shareholders may vote "FOR" or "WITHHOLD AUTHORITY" with respect to the election of the entire slate of directors by marking the proper box on the enclosed form of Proxy, or may vote "WITHHOLD AUTHORITY" with respect to any one or more nominees by marking the proper box and writing out the names of such nominees on the Proxy, as instructed therein. Abstentions and broker non-votes will have the same effect as votes of "WITHHOLD AUTHORITY" in the case of the election of directors. Upon the execution and return of the enclosed form of Proxy, the shares represented thereby will be voted in accordance with the terms of the Proxy, unless the Proxy is revoked. If no directions are indicated in such Proxy, the shares represented thereby will be voted "FOR" the above nominees in the election of directors.

                       MANAGEMENT RECOMMENDS VOTING "FOR"
                        THE ABOVE NOMINEES FOR DIRECTOR.

Principal Occupations of the Nominees to be Directors

   Marvin Rounick has been employed by the Company since 1961. Since 1979, he has served as the President and Chief Executive Officer.

   Warren Weiner was employed by the Company from 1965 until 1975. He rejoined the Company in January 1982 as Executive Vice President, Secretary and Treasurer.

   Jack A. Rounick is an Assistant Secretary of the Company. Since November 1997, he has been counsel to the law firm of Wolf, Block, Schorr and Solis-Cohen LLP, Philadelphia, Pennsylvania, which provides legal services to the Company.

   Barry H. Feinberg has been, since February 1, 2002, President and Chief Executive Officer of Consolidated Vision Group, Inc., Pennsauken, New Jersey, a retailer of optical products, and since January 1992, President of The Feinberg Group or its predecessor firms, Philadelphia, Pennsylvania, a private equity investment company. Since 1991, Mr. Feinberg also has been an Adjunct Professor of Marketing at the Wharton School, University of Pennsylvania.

   Barry H. Frank is a partner in the law firm of Pelino & Lentz, P.C. which provides legal services to the Company. From 1987 until 2000, he was a partner in the law firm of Mesirov Gelman Jaffe Cramer & Jamieson, LLP, Philadelphia, Pennsylvania ("Mesirov Gelman"), which merged in 2000 with the law firm of Schnader

Harrison Segal & Lewis LLP, Philadelphia, Pennsylvania ("Schnader Harrison"). From the merger until February 2003, Mr. Frank was a partner in Schnader Harrison, which provided legal services to the Company.

   Ivan Inerfeld has been, since June 1999, the Chairman of Interactive Enterprise Limited, Dublin, Ireland and Bryn Mawr, Pennsylvania, a broadband infrastructure company, as well as a self-employed consultant and private investor. From October 1997 to May 1999, Mr. Inerfeld was Managing Director of Cross Atlantic Technology Fund, Radnor, Pennsylvania, a venture capital group.

Meetings of the Board of Directors and Committees

   The Board of Directors holds formal meetings and also discusses matters on an informal basis. The Board held two meetings during the fiscal year ended January 31, 2003 and acted by written consent 13 times during the year. The Company has no nominating committee. However, the Board has established an Audit Committee, a Stock Option Committee, a Compensation Committee and a 401(k) Plan Committee. Each director attended all meetings of the Board and of the Committees on which he served, except Barry Frank who attended all but one meeting of the Audit Committee.

   The Audit Committee consists of Barry H. Feinberg, Barry H. Frank and Ivan Inerfeld. The principal purpose of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibility to the shareholders, potential shareholders, the investment community and others relating to management's conduct of the Company's financial reporting process, and financial statements, the systems of internal accounting and financial controls, and the annual independent audit of the Company's financial statements. The Audit Committee held six meetings during the last fiscal year.

   The Stock Option Committee, consisting of Marvin Rounick, Warren Weiner and Jack A. Rounick, is responsible for grants of options under the Stock Option Plan to employees other than persons who are "covered employees," as that term is defined in Section 162(m) of the Internal Revenue Code of 1986, as amended ("Covered Employees"). The Stock Option Committee held no meetings and acted by written consent one time during the last fiscal year.

   The Compensation Committee consists of Barry H. Feinberg, Barry H. Frank and Ivan Inerfeld, each of whom is a "non-employee director" as defined under Rule 16b-3(b)(3) of the Securities Exchange Act of 1934 (the "Exchange Act") and an "outside director" as defined in Treasury Regulations Section 1.162-27, promulgated under the Internal Revenue Code of 1986, as amended. The function of the Compensation Committee is to consider and make recommendations to the Board of Directors, at its request, with respect to appropriate levels of compensation for the President, Executive Vice President, and other officers and employees of the Company. The Compensation Committee is responsible for grants of options under the Stock Option Plan to Covered Employees. The Company's Covered Employees for the last fiscal year were Marvin Rounick, Warren Weiner, Allan Laufgraben, Barry Vesotsky and Lewis Lyons. The Compensation Committee held no meetings and acted by written consent two times during the last fiscal year.

   The 401(k) Plan Committee, consisting of Marvin Rounick, Warren Weiner and Stanley A. Uhr, Esq., administers the Company's 401(k) Plan. The 401(k) Plan Committee held one meeting during the last fiscal year.

   Directors of the Company, other than directors who are also employees of the Company, receive $1,000 for each meeting of the Board of Directors and Committees of the Board attended, plus expenses. In addition, during the fiscal year ended January 31, 2003, each non-employee member of the Board received options to purchase 15,000 shares of the Company's Common Stock.

Compensation Committee Interlocks and Insider Participation

   The Compensation Committee consists of Barry H. Feinberg, Barry H. Frank and Ivan Inerfeld.

   Barry H. Frank, a member of the Compensation Committee of the Company, is a partner in the law firm of Pelino & Lentz P.C., which provides legal services to the Company. In addition, Mr. Frank was during the last fiscal year a partner in the law firm of Schnader Harrison, which provided legal services to the Company during the last fiscal year.

                    COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL
                              SHAREHOLDER RETURNS

   The following graph compares the cumulative total shareholder return for the last five fiscal years for the Company's Common Stock to the cumulative total returns of (i) The Nasdaq Stock Market (US Companies) and (ii) the Dow Jones Retailers -- Specialty- Apparel Index.







                                [GRAPHIC OMITTED]






------------------------------------------------------------------------------------------------------------------------------------
                                                                 Legend

                                                                                         Fiscal Year Ended
                                                                 -----------------------------------------------------------------
 Symbol                 Index Description                        01/31/98   01/31/99    01/31/00   01/31/01    01/31/02   01/31/03
 ------                 ------------------------------           --------   --------    --------   --------    --------   --------
[GRAPHIC OMITTED]  DEB SHOPS, INC.                                 100         186        258         271        460         351
[GRAPHIC OMITTED]  Nasdaq Stock Market (US Companies)              100         156        244         171        120          83
[GRAPHIC OMITTED]  Dow Jones Retailers - Specialty Apparel Index   100         168        152         177        153         131

Notes
A. The lines represent annual index levels, assuming reinvestment of all dividends paid during the measurement period.
B. The indexes are reweighted daily, using the market capitalization on the previous trading day.
C. If the fiscal year does not end on a trading day, the preceding trading day is used.
D. The index level for all series was set to 100.0 on 01/31/98.
------------------------------------------------------------------------------------------------------------------------------------

                             EXECUTIVE COMPENSATION

   The following information is furnished for the fiscal years ended January 31, 2003, 2002 and 2001, with respect to the Company's Named Executive Officers. The Summary Compensation Table includes amounts deferred at the officer's election.

                           Summary Compensation Table

                                                                                   Long Term Compensation
                                                                             ----------------------------------
                                              Annual Compensation                    Awards             Payouts
                                      -----------------------------------    -----------------------    -------
                                                                                           Number of
                             Fiscal                              Other                      Shares
                              Year                              Annual       Restricted   Underlying
   Name and                  Ended                           Compensation      Stock       Options/      LTIP       All Other
 Principal Position           1/31     Salary      Bonus          (1)         Award(s)       SARS       Payouts   Compensation
---------------------        ------   --------    --------   ------------    ----------   ----------    -------   ------------
Marvin Rounick                2003    $406,358       -             -             -             -           -            -
 President and                2002    $406,358       -             -             -             -           -            -
 Chief Executive              2001    $407,705       -             -             -             -           -            -
 Officer

Warren Weiner                 2003    $298,610       -             -             -             -           -         $2,070(2)
 Executive Vice               2002    $298,610       -             -             -             -           -         $3,000
 President,                   2001    $299,620       -             -             -             -           -         $3,400
 Secretary, and
 Treasurer

Allan Laufgraben              2003    $381,428    $221,524         -             -             -           -         $2,443(2)
 Senior Vice-                 2002    $326,250    $371,931         -             -             -           -         $3,000
 President,                   2001    $327,500       -             -             -             -           -         $3,400
 Merchandising

Barry Vesotsky                2003    $250,961    $110,762         -             -             -           -         $1,937(2)
 Vice President,              2002    $200,769    $185,965         -             -             -           -         $3,000
 Merchandising                2001    $201,539       -             -             -             -           -         $3,329

Lewis Lyons                   2003    $164,357       -             -             -             -           -         $1,351(2)
 Vice President,              2002    $148,937       -             -             -             -           -         $3,071
 Finance, Chief               2001    $133,900       -             -             -             -           -         $2,044(3)
 Financial Officer,
 and Assistant
 Secretary

---------------

(1) The Named Executive Officers received various personal benefits, the total value of which did not exceed for any fiscal year as to any such person the lesser of $50,000 or 10% of his annual salary and bonus.

(2) Consists of Company contributions to the Company's 401(k) Plan for the account of the named executive subject to vesting by lapse of time.

Grant of Stock Options

   The following table sets forth information regarding grants of stock options made during the Company's fiscal year ended January 31, 2003 to each of the Named Executive Officers pursuant to the Stock Option Plan:

                       Option Grants in Last Fiscal Year

                                                                                                             Potential Realization
                                                       Individual Grants                                           Value At
                                                   ---------------------------                              Assumed Annual Rates of
                                                    Number of    Percentage of                                    Stock Price
                                                     Shares         Options                                  Appreciation For
                                                   Underlying     Granted to     Exercise                      Option Term (1)
                                                     Options     Employees in    Price Per    Expiration    -----------------------
Name                                                 Granted      Fiscal Year    Share ($)       Date           5%           10%
----                                               ----------    -------------   ---------    ----------    ----------   ----------
Marvin Rounick                                       225,000         15.77%        23.75        2/28/07     $1,476,380   $3,262,413
Warren Weiner                                         11,472           .80%        26.15        2/26/07     $   82,882   $  183,149
                                                     213,528         14.97%        23.75        2/28/07     $1,401,104   $3,096,073
Allan Laufgraben                                     250,000         17.53%        23.75        2/28/09     $1,640,422   $3,624,903
Barry Vesotsky                                       125,000          8.76%        23.75        2/28/09     $  820,211   $1,812,452
Lewis Lyons                                           45,000          3.15%        23.75        2/28/07     $  295,276   $  652,483

---------------

(1) Potential realizable value is based on the assumption that the stock price of the Common Stock appreciates at the annual rate shown (compounded annually) from the date of grant until the end of the option term. These numbers are calculated based on the requirements promulgated by the Securities and Exchange Commission (the "SEC" or the "Commission") and do not reflect the Company's estimate of future stock price performance.

Exercise of Stock Options

   The following table sets forth information regarding the exercise of stock options by each of the Named Executive Officers of the Company during the fiscal year ended January 31, 2003, as well as the value of any unexercised options:

              Aggregated Option Exercises in Last Fiscal Year and
                         Fiscal Year End Option Values

                                                                    Total Number of Shares          Value of Unexercised
                                                                    Underlying Unexercised          In-the-Money Options
                                       Shares                     Options at Fiscal Year End       at Fiscal Year End (1)
                                      Acquired        Value      ---------------------------     --------------------------
Name                                 On Exercise    Realized     Exercisable   Unexercisable    Exercisable   Unexercisable
----                                 -----------   ----------    -----------   -------------    -----------   -------------
Marvin Rounick                            -             -             -           225,000            -              $0
Warren Weiner                             -             -             -           225,000            -              $0
Allan Laufgraben                       50,000      $1,106,000         -           250,000            -              $0
Barry Vesotsky                            -             -             -           125,000            -              $0
Lewis Lyons                               -             -             -            45,000            -              $0

---------------

(1) Options are in-the-money at the fiscal year end if the fair market value of the underlying securities on such date exceeds the exercise price of the option.

Employment Contracts

   Allan Laufgraben has a written agreement with the Company which provides that Mr. Laufgraben will serve as the Company's Senior Vice President-Merchandising, will be paid a base salary of $400,000 per year with respect to fiscal years ended January 31, 2003 and ending January 31, 2004 and 2005 and $450,000 per year with respect to fiscal years ending January 31, 2006 and 2007, and will be entitled to receive a bonus with respect to all fiscal years equal to four percent of the increase in earnings before interest and taxes on a consolidated basis of the Company's apparel business (excluding Tops 'N Bottoms) for such fiscal year over the corresponding amount for the preceding fiscal year. Mr. Laufgraben was also awarded the option to purchase up to 250,000 shares of the Common Stock of the Company pursuant to the agreement.

   Barry Vesotsky has a written agreement with the Company which provides that Mr. Vesotsky will serve as the Company's Vice President-Merchandising, will be paid a base salary of $250,000 per year with respect to fiscal years ended January 31, 2003 and ending January 31, 2004 and 2005 and $275,000 per year with respect to fiscal years ending January 31, 2006 and 2007, and will be entitled to receive a bonus with respect to all fiscal years equal to two percent of the increase in earnings before interest and taxes on a consolidated basis of the Company's apparel business (excluding Tops 'N Bottoms) for such fiscal year over the corresponding amount for the preceding fiscal year. Mr. Vesotsky was also awarded an option to purchase up to 125,000 shares of the Common Stock of the Company pursuant to the agreement.

Report on Executive Compensation

   The compensation of the President and Executive Vice President is set by the Board of Directors. In the Company's fiscal year ended January 31, 2003, the Board of Directors compensated the President and the Executive Vice President on the basis of fixed salaries, supplemented by various perquisites which are included as "salary" in the Summary Compensation Table above and as described below. The cash compensation is considered by the Board to be appropriate for those positions, irrespective of the Company's performance. The cash compensation of those officers has not, therefore, increased materially in years of above-average Company performance and has not decreased materially in years of below-average performance. The President and the Executive Vice President, alone or together with spouses and various trusts and partnerships for family members, are principal shareholders of the Company. As such, neither the President nor the Executive Vice President have traditionally received incentive compensation in addition to, or as part of, their regular compensation. However, in light of the Company's recent strong performance, the Compensation Committee determined that the President and the Executive
Vice President should receive grants of options under the Stock Option Plan, which grants were effected in February 2002.

   The salaries, bonuses and benefits paid to Mr. Laufgraben and Mr. Vesotsky are and will be governed by the terms of their employment agreements with the Company. See "Executive Compensation-Employment Contracts" set forth above in this Proxy Statement. The other executive officers of the Company are principally compensated through fixed salaries set by the President, as authorized by the Board of Directors, and, in some cases, grants of options under the Stock Option Plan.

   The foregoing report is submitted by the Board of Directors: Barry H. Feinberg, Barry H. Frank, Ivan Inerfeld, Jack Rounick, Marvin Rounick and Warren Weiner.

                         REPORT OF THE AUDIT COMMITTEE
                           OF THE BOARD OF DIRECTORS

   The Audit Committee of the Board of Directors is composed of three independent directors, in accordance with Section 4200(a)(14) of the National Association of Securities Dealers' ("NASD") listing standards. Of those three independent directors, the Board of Directors has determined that Ivan Inerfeld qualifies as an "audit committee financial expert," as that term is defined in recently adopted SEC regulations.

   The Audit Committee operates under a written charter adopted by the Board of Directors. In response to the Sarbanes-Oxley Act of 2002 and the rules and regulations enacted and expected to be enacted by the SEC and the NASD, the Board of Directors is currently considering changes to this charter. The Company anticipates including a copy of the updated charter with its proxy statement for its 2004 Annual Meeting of Shareholders.

   The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended January 31, 2003 with management and the independent auditors. Specifically, the Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended.

   The Audit Committee has received the written disclosures and the letter from the Company's independent auditors, Ernst & Young LLP, required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the independent auditors the independent auditors' independence.

   The Audit Committee discussed with the Company's independent auditors the overall scope and plans for their audit. The Audit Committee met with the independent auditors, with and without management present, to discuss the results of their examination, their evaluation of the Company's systems of internal control, and the overall quality of the Company's financial reporting. Consistent with Section 302 of the Sarbanes-Oxley Act of 2002 and the rules adopted thereunder, the Audit Committee met with management and the independent auditors prior to the filing of officers' certifications required by that statute to receive any information concerning (a) significant deficiencies in the design or operation of internal controls which could adversely affect the Company's ability to record, process, summarize and report financial data and (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls.

   Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended January 31, 2003 for filing with the SEC.

   The foregoing report is submitted by the Audit Committee: Barry H. Feinberg, Barry H. Frank and Ivan Inerfeld.

                          TRANSACTIONS WITH MANAGEMENT
                       AND CERTAIN BUSINESS RELATIONSHIPS

   The Company leases its warehouse and office facility (the "Facility") totaling approximately 280,000 square feet pursuant to a 20-year lease dated and effective June 15, 1982, as amended (the "Lease"), from the Blue Grass Partnership ("Lessor"). The partners of the Lessor are Marvin Rounick, Director, President and Chief Executive Officer of the Company, Warren Weiner, Director, Executive Vice President, Secretary and Treasurer of the Company, Jack A. Rounick, Director and Assistant Secretary of the Company, and their respective spouses. Under the terms of the Lease, the Company must pay all maintenance, repairs, insurance, utilities, taxes, improvements and modifications to the Facility. On January 3, 1999, the Lease was amended to extend the term for an additional five years. During the fiscal year ended January 31, 2003, the Company accrued and paid rent of $550,000 under the Lease.

   The Company believes that the terms of the Lease are fair, reasonable and consistent with the terms that would have been available to the Company if made with unaffiliated parties.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Based solely on a review of copies of Forms 3, 4 and 5 furnished to the Company under Section 16(a) of the Exchange Act or written representations from persons required to furnish to the Company copies of such Forms 3, 4 and 5 if filed with the SEC, the Company has determined that its directors, officers and more than 10% shareholders filed when due all reports required by
Section 16(a) of the Exchange Act during the fiscal year ended January 31, 2003.

                    RELATIONSHIPS WITH INDEPENDENT AUDITORS

   The firm of Ernst & Young LLP was the Company's independent auditors for the fiscal year ended January 31, 2003. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, with the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions of shareholders.

   It has been the Company's practice to have the Board of Directors select, upon recommendation by the Audit Committee, the independent auditors for the Company. Proposed changes to the NASD listing standards are expected to require that the Audit Committee be solely responsible for the appointment of the Company's independent auditors. The Company's independent auditors have not yet been selected for the current fiscal year. The Company expects to select its independent auditors for the fiscal year ending January 31, 2004 at the next meeting of its Board to be held on May 29, 2003. Such selection will be made by, or with the approval of the Audit Committee, as required by then applicable legal and regulatory requirements.

Audit Fees

   Fees for audit services totaled approximately $106,000 for the fiscal year ended January 31, 2003 and approximately $104,000 for the fiscal year ended January 31, 2002, including fees associated with the annual audit, the reviews of the Company's quarterly reports on Form 10-Q, and a registration statement filed with the Securities and Exchange Commission.

Audit-Related Fees

   Fees for audit-related services totaled approximately $19,000 for the fiscal year ended January 31, 2003 and approximately $14,000 for the fiscal year ended January 31, 2002. Audit-related services principally include services provided in relation to accounting consultations and other attest services under professional standards.

Tax Fees

   Fees for tax services, including tax compliance, tax advice, and tax planning, totaled approximately $73,000 for the fiscal year ended January 31, 2003 and $66,000 for the fiscal year ended January 31, 2002.

All Other Fees

   Fees for all other services not included above totaled approximately $11,000 for the fiscal year ended January 31, 2003, which fees related to the performance of advisory services. There were no such fees paid by the Company for the fiscal year ended January 31, 2002.

                 SHAREHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

   Any proposal of a shareholder intended to be presented at the Annual Meeting of Shareholders in 2004 must be received at the Company's principal executive offices no later than January 10, 2004 in order to be considered for inclusion in the Company's proxy statement and form of proxy relating to that meeting.

   A shareholder of the Company may wish to have a proposal presented at the 2004 Annual Meeting, but not to have such proposal included in the Company's proxy statement and form of proxy relating to that meeting. If notice of any such proposal is not received by the Company at the address appearing on the first page of this proxy statement by March 29, 2004, then such proposal shall be deemed "untimely" for purposes of Rule 14a-4(c) promulgated under the Exchange Act and, therefore, the Company will have the right to exercise discretionary voting authority with respect to such proposal.

                                   FORM 10-K

   The Company will provide without charge to each person solicited by this Proxy Statement, on the written request of any such person, a copy of the Company's Annual Report on Form 10-K including financial statements and the schedules thereto. Such written requests should be directed to the Company at 9401 Blue Grass Road, Philadelphia, Pennsylvania 19114, Attention: Corporate Counsel.


                                                 ANNUAL MEETING OF SHAREHOLDERS OF

                                                          DEB SHOPS, INC.

                                                           May 29, 2003




                                                    Please date, sign and mail
                                                      your proxy card in the
                                                     envelope provided as soon
                                                           as possible.



                                         Please detach and mail in the envelope provided.

------------------------------------------------------------------------------------------------------------------------------------
|                                                                                                                                  |
|  PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE /X/    |
------------------------------------------------------------------------------------------------------------------------------------
  1. Election of Directors:                                         2. In their discretion, on such other business as may properly come before the Annual Meeting or any adjournment or
                                    NOMINEES:                          postponement thereof.
  / / FOR ALL NOMINEES              o Barry H. Feinberg
                                    o Barry H. Frank                   This Proxy when properly executed will be voted as specified
  / / WITHHOLD AUTHORITY            o Ivan Inerfeld                    above. If not otherwise specified, this Proxy will be voted
      FOR ALL NOMINEES              o Marvin Rounick                   FOR the election of the nominees of the Board of Directors
                                    o Jack A. Rounick                  named in Item 1.
  / / FOR ALL EXCEPT                o Warren Weiner
      (See instructions below)                                      PLEASE MARK, SIGN, DATE AND RETURN IMMEDIATELY.



 INSTRUCTION:  To withhold authority to vote for any individual
 ------------  nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold,
               as shown here: o
----------------------------------------------------------------------








----------------------------------------------------------------------
To change the address on your account, please check the box at
right and indicate your new address in the address space above.   /  /
Please note that changes to the registered name(s) on the account may not be submitted via this method.
----------------------------------------------------------------------

Signature of Shareholder________________________  Date:____________ Signature of Shareholder_____________________  Date:____________

  Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.


          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                DEB SHOPS, INC.

                  9401 Blue Grass Road, Philadelphia, PA 19114


     The undersigned hereby appoints Marvin Rounick and Warren Weiner, and each of them, proxies with full power of substitution to vote all the shares of Common Stock of Deb Shops, Inc., which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held on May 29, 2003, at 10 A.M., local time, and at any adjournment or postponement thereof, upon the following matters set forth in the notice of such meeting.


                (Continued and to be signed on the reverse side)